Supplement dated July 3, 2014 to the following Prospectuses

Variable Universal Life II

Variable Universal Life

dated May 1, 2014

VUL GuardSM

Survivorship VUL GuardSM

Survivorship Variable Universal Life II

dated May 1, 2009, as supplemented

Survivorship Variable Universal Life

dated May 1, 2005, as supplemented

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus.

Effective August 11, 2014:

•	DWS Investments VIT Funds will be renamed Deutsche Investments VIT Funds

•	DWS Small Cap Index VIP will be renamed Deutsche Small Cap Index VIP

All references in the prospectus are changed accordingly.

If you have questions about this supplement or other product questions, you may contact our Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting our Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

July 3, 2014	Li4200_14_1